UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 14, 2017

FREQUENCY ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

(516) 794-4500
(Registrant's telephone number, including area code)

NONE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   Entry into a Material Definitive Agreement.

As disclosed in the Schedule 14A of Frequency Electronics, Inc. (the “Company”), filed with the Securities and Exchange Commission on November 7, 2017, each non-executive director of the Company receives an annual honorarium of $18,000 plus $2,500 for physical attendance at each meeting of the Company’s Board of Directors (the “Board”) and at each meeting of a Board Committee of which he is a member and $1,500 for telephonic attendance at each meeting of the Board and at each meeting of a Board Committee of which he is a member.

On November 8, 2017, the Board capped the total annual fees payable to each non-executive director at $25,000. This change will take effect immediately In addition, the annual stipend payable to the chairman of the Audit Committee will decrease from $10,000 to $8,000 and the annual stipend for the chairman of the Compensation Committee will be $4,000.

Stanton D. Sloane and Martin B. Bloch, the Company’s management directors, do not receive any director fees for serving as directors of the Company.

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

On November 8, 2017, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).  As of September 13, 2017, the record date for the Annual Meeting, there were 8,729,682 shares of Common Stock of the Company entitled to vote at the Annual Meeting.  A total of 8,001,324 shares or 92% of the shares of Common Stock entitled to vote at the Annual Meeting were represented in person or by proxy and the stockholders:

·	elected each of the Company’s nominees for director to serve for terms of one year and until their successors are elected and qualified,

·	ratified the appointment of EisnerAmper LLP as the Company’s independent auditors for fiscal year 2018, and

·	approved, on a non-binding basis, the Company’s executive compensation plan.

The voting results at the Annual Meeting were as follows:

1.	Election of the following five directors:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Martin B. Bloch	5,519,078	0	1,131,359	1,350,887
Joel Girsky	5,508,605	0	1,141,832	1,350,887
S. Robert Foley, Jr.	5,513,655	0	1,136,782	1,350,887
Richard Schwartz	5,521,078	0	1,129,359	1,350,887
Dr. Stanton D Sloane	5,520,723	0	1,129,714	1,350,887
Russel Sarachek	4,400,473	0	2,249,964	1,350,887
General Lance Lord	5,516,253	0	1,134,184	1,350,887

2.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent auditors for fiscal year 2018.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,604,613	370,254	26,457	0

3.	Non-binding advisory vote on executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,304,616	340,884	4,937	1,350,887

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY ELECTRONICS, INC.

By:     /s/ Steven Bernstein
Steven Bernstein
Chief Financial Officer

Dated: November 14, 2017